EXTENSION AGREEMENT



     THIS EXTENSION AGREEMENT (the "Agreement") is dated effective as of June 20, 1996 and is entered into among SYSTEMS & COMPUTER TECHNOLOGY CORPORATION, a Delaware corporation (the "Company"), SCT SOFTWARE & RESOURCE MANAGEMENT CORPORATION, a Delaware corporation and a wholly owned subsidiary of the Company (the "Borrowing Subsidiary") and MELLON BANK, N.A. ("Bank").

                                  BACKGROUND

     A. Pursuant to the terms of a certain Credit Agreement dated June 20, 1994, by and among the Company, the Borrowing Subsidiary and the Bank, the Bank agrees, subject to the terms and conditions stated therein, to extend to the Borrowers a certain Revolving Credit Facility.

     B. The Credit Agreement, as amended and modified, is referred to herein as the "Credit Agreement". Capitalized terms not otherwise defined in this Agreement shall have the meaning set forth therefor in the Credit Agreement.

     C. Pursuant to the terms of Section 2.01(f) of the Credit Agreement, the Borrowers and the Bank may elect to extend the Maturity Date under the Credit Agreement.

     NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

     1. Extension of Maturity Date. The Maturity Date under the Credit Agreement and all other Loan Documents is hereby extended to June 20, 1998. All references in any and all of the Loan Documents to the Maturity Date shall be deemed to be referenced to this revised date.

     2. Miscellaneous.  The Borrowers hereby:

          (a) ratify, confirm and acknowledge that, as amended hereby, the Credit Agreement and the other Loan Documents are valid, binding and in full force and effect;

          (b) acknowledge and agree that as of the date hereof, they have no defense, set-off, counterclaim or challenge against the payment of any sums owing under the Credit Agreement or the enforcement of any of the terms of the Loan Documents;

          (c) represents and warrant that no Event of Default or Potential Event of Default currently exists; and

          (d) acknowledge and agree that nothing contained herein and no actions taken pursuant to the terms hereof, are intended to constitute a novation of the Note or any of the other Loan Documents and shall not constitute a release, termination, or waiver of any rights or remedies of the Bank.

     3. Binding Effect. This Agreement shall become effective when it shall have been executed by each Borrower, and the Bank, and thereafter shall be binding upon and inure to the benefit of each Borrower, the Bank and their respective successors and assigns.

     4. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, without giving effect to its choice of the law doctrine.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed the day and year first above written.


                    SYSTEMS & COMPUTER TECHNOLOGY CORPORATION

                    By:          /s/ Eric Haskell
                    Name/Title:  Sr. Vice President


                    SCT SOFTWARE & RESOURCE MANAGEMENT CORPORATION

                    By:          /s/ Eric Haskell
                    Name/Title:  Sr. Vice President


                    MELLON BANK, N.A.

                    By:          /s/ Matthew D. Kelly
                    Name/Title:  Matthew D. Kelly, Assistant Vice President




                         ACKNOWLEDGEMENT AND CONSENT

     The Undersigned Guarantors hereby acknowledge and consent to the foregoing Agreement and agree that the foregoing Agreement shall not constitute a release or waiver of any of the obligations of the undersigned to the Bank under the terms of their respective Subsidiary Guaranty Agreements dated June 20 1994, all of which are ratified and confirmed.

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have executed this Acknowledgment and Consent, effective as of the date of the foregoing Agreement.


               SCT SOFTWARE & TECHNOLOGY SERVICES, INC.

               By:          /s/ Eric Haskell
               Name/Title:  Sr. Vice President


               SCT UTILITY SYSTEMS, INC.

               By:          /s/ Eric Haskell
               Name/Title:  Sr. Vice President


               SCT PUBLIC SECTOR, INC.

               By:          /s/ Eric Haskell
               Name/Title:  Sr. Vice President


               SCT FINANCIAL CORPORATION

               By:          /s/ Eric Haskell
               Name/Title:  Sr. Vice President


               SCT INTERNATIONAL LIMITED

               By:          /s/ Eric Haskell
               Name/Title:  Sr. Vice President